UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 15, 2006
WRIGHT MEDICAL GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-32883 (Commission File Number)	13-4088127 (IRS Employer Identification Number)

5677 Airline Road, Arlington, Tennessee (Address of principal executive offices)	38002 (Zip Code)
Registrant’s telephone number, including area code: (901) 867-9971
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Ex-99.1 Letter dated March 15, 2006 from Wright Medical Group, Inc. to the Nasdaq Stock Market
Ex-99.2 Letter dated March 20, 2006 from Wright Medical Group, Inc. to the Nasdaq Stock Market
Ex-99.3 Letter dated March 21, 2006 from the Nasdaq Stock Market to Wright Medical Group, Inc.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed, Richard B. Emmitt resigned as a director and a member of the audit committee of our board of directors on March 9, 2006. Mr. Emmitt’s departure reduced the number of members of the audit committee to two and thus caused us to become non-compliant with Rule 4350(d)(2)(A) of the Nasdaq Stock Market, which requires that every Nasdaq-listed company have an audit committee of at least three members. Nasdaq anticipates that such non-compliance may occur from time to time, and its Rule 4350(d)(4)(B) allows a company to cure a deficiency in the number of audit committee members by the earlier of the next annual shareholders meeting or one year from the departure of the audit committee member.
On March 15, 2006, Nasdaq notified us of our non-compliance with this requirement, and we in turn notified Nasdaq that we intended to fill the vacancy on the audit committee by electing a third member on March 20, 2006, which is well within the cure period allowed by Nasdaq. On March 20, 2006, our board of directors elected David D. Stevens, one of our existing directors, to serve as a member of the audit committee effective immediately. Mr. Stevens is independent as defined in Nasdaq’s listing standards and meets the independence criteria set forth in the Securities and Exchange Commission’s rules. The election of Mr. Stevens brings the number of members of the audit committee to three and thus cures our temporary non-compliance with the numeric requirement of Nasdaq Rule 4350(d)(2)(A). On the same day, we notified Nasdaq of Mr. Stevens’s election to the audit committee. On March 21, 2006, Nasdaq in turn notified us that we again were in compliance with Rule 4350(d)(2)(A).
Copies of our written correspondence with Nasdaq regarding this matter are attached hereto as Exhibits 99.1, 99.2 and 99.3 and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
99.1	Letter dated March 15, 2006, from Wright Medical Group, Inc. to the Nasdaq Stock Market.

99.2	Letter dated March 20, 2006, from Wright Medical Group, Inc. to the Nasdaq Stock Market.

99.3	Letter dated March 21, 2006, from the Nasdaq Stock Market to Wright Medical Group, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 21, 2006

WRIGHT MEDICAL GROUP, INC.
By:	/s/ F. Barry Bays
F. Barry Bays
President and Chief Executive Officer

2

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Letter dated March 15, 2006, from Wright Medical Group, Inc. to the Nasdaq Stock Market.

99.2	Letter dated March 20, 2006, from Wright Medical Group, Inc. to the Nasdaq Stock Market.

99.3	Letter dated March 21, 2006, from the Nasdaq Stock Market to Wright Medical Group, Inc.